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                                                                EXHIBIT 10.5(d)

             THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT


         THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Third Amendment") is made and entered into as of the 1st day of October, 1996, by and between NEWMARK HOMES, L.P., a Texas limited partnership (the "Company"), and BANK ONE, TEXAS, N.A., a national banking association (the "Lender").

         WHEREAS, Newmark Home Corporation, a Nevada corporation, (the "Original Borrower"), and the Lender entered into that certain Amended and Restated Loan Agreement (the "Original Loan Agreement") dated April 30, 1996, which was amended by that certain First Amendment to Amended and Restated Loan Agreement, (the "First Amendment") dated June 28, 1996 between the Original Borrower and the Lender;

         WHEREAS, all of the property securing repayment of the indebtedness of the Original Borrower pursuant to the Original Loan Agreement, as amended by the First Amendment, was assigned to the Company, together with the rights and obligations of the Original Borrower under the Original Loan Agreement, as amended by the First Amendment; and

         WHEREAS, pursuant to a Modification Agreement among the Original Borrower, NHC Homes, Inc., the Company and the Lender, the Company assumed all of the obligations of the Original Borrower under the Original Loan Agreement, as amended by the First Amendment; and

         WHEREAS, after giving effect to the Modification Agreement, the Original Borrower, the Company and the Lender entered into that certain Second Amendment to Amended and Restated Loan Agreement (the "Second Amendment") dated October 1, 1996; and

         WHEREAS, the Original Loan Agreement, as amended by the First Amendment and the Second Amendment, is referred to herein as the "Loan Agreement"; and

         WHEREAS, the Company and the Lender desire to amend certain terms and provisions of the Loan Agreement, as set forth herein.

         NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

         1. Section 4.6(a)(i) of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

                 (i) between May 1 and August 31 of any year allow (a) the number of Speculative Homes (regardless of location) included in the Borrowing Base to be greater than sixty percent (60%) of the number of all Single Family Houses included in the Borrowing Base, or (b) the aggregate Deed of
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         Trust Amounts for all Speculative Homes (regardless of location)
         included in the Borrowing Base to be greater than sixty percent (60%) of the Aggregate Deed of Trust Amount. The foregoing limitations shall be increased to sixty-five percent (65%) with respect to all times between September 1 of any year and through April 30 of the succeeding year;

         2. Section 4.6(a)(ii) of the Loan Agreement is amended by inserting at the end thereof the following sentence:

         The foregoing limitation shall be increased to sixty-five percent (65%) with respect to all times between September 1 of any year and through April 30 of the succeeding year;

         3. The closing of the transactions contemplated by this Third Amendment is subject to the satisfaction of the following conditions:

                 (a) All legal matters incident to the transactions herein contemplated shall be satisfactory to Gardere Wynne Sewell & Riggs, L.L.P., counsel to the Lender;

                 (b) The Lender shall have received a fully executed copy of this Third Amendment and a Notice of Final Agreement; and

                 (c) The Lender shall have received an executed copy of resolutions of the Board of Directors of the general partner of the Company, in form and substance satisfactory to the Lender, authorizing the execution, delivery and performance by the Company of this Third Amendment and all documents, instruments and certificates referred to herein.

         4. The Company hereby reaffirms each of the representations, warranties, covenants and agreements of the Original Borrower and the Company set forth in the Loan Agreement, as amended hereby, with the same force and effect as if each were separately stated herein and made as of the date hereof. Except as amended hereby, the Loan Agreement shall remain unchanged, and the terms, conditions and covenants of the Loan Agreement shall continue and be binding upon the parties hereto.

         5. The Company hereby agrees that its liability under any and all documents and instruments executed by the Original Borrower or the Company as security for the Indebtedness (including, without limitation, the Security Instruments) shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this Third Amendment or any of the instruments or documents referred to herein, except as specifically set forth herein or therein, that all of such documents and instruments are hereby renewed, extended, ratified, confirmed and carried forward





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by the Company in all respects, that all of such documents and instruments shall remain in full force and effect and are and shall remain enforceable against the Company in accordance with their terms and that all of such documents and instruments shall cover all indebtedness of the Company to the Lender described in the Loan Agreement as amended hereby.

         6. Each of the terms defined in the Loan Agreement is used in this Third Amendment with the same meaning, except as otherwise indicated in this Third Amendment. Each of the terms defined in this Third Amendment is used in the Loan Agreement with the same meaning, except as otherwise indicated in the Loan Agreement.

         7. THIS THIRD AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER, SUBJECT TO, AND SHALL BE CONSTRUED FOR ALL PURPOSES IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         8. THIS LOAN AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                 THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed by their duly authorized officers as of the day and year first above written.

                                    NEWMARK HOMES, L.P.

                                    By: Newmark Home Corporation,
                                        its sole general partner


                                        By: /s/ TERRY WHITE
                                           ---------------------------------
                                           Name: Terry White
                                                ----------------------------
                                           Title: SVP
                                                 ---------------------------


                                    BANK ONE, TEXAS, N.A.



                                    By: /s/ JOHN M. TOTH
                                       -------------------------------------
                                       Name: John M. Toth
                                            --------------------------------
                                       Title: Vice President
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